Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the UTC North American Fund, Inc., does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the UTC North American Fund, Inc. for the year ended December 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the of the UTC North American Fund, Inc. for the stated period.

/s/ Amoy Van Lowe Amoy Van Lowe President, The UTC North American Fund, Inc.	/s/ Michelle Persad Michelle Persad Treasurer, The UTC North American Fund, Inc.
Dated: 2/25/2011	Date: 03/03/2011

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by The UTC North American Fund, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.